AZZ incorporated NYSE: AZZ Corporate Presentation July 2014

2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward- looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward- looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and responses to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, both foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward Looking Statements

3 AZZ is a global provider of specialty electrical equipment and highly engineered services to the power generation, transmission, distribution and industrial markets as well as a leading provider of hot dip galvanizing services to the North American steel fabrication market Our Vision: To be the innovative solutions leader in protecting metal and electrical systems used to build the world's infrastructure Corporate Overview and Vision

4  Expanding Energy segment operating margins through emphasis on  international growth  a revitalized sales organization  operational excellence  leveraging fixed costs through top-line growth  leveraging our strong NLI sales presence in the Nuclear platform  Growing our Galvanizing Services segment  organically  by acquisition  seeking adjacent opportunities in metal finishing  Continuing emphasis on cash flow and efficient capital deployment Focus for Fiscal 2015 AZZ has significant growth opportunities that will provide a platform for sustainable earnings growth

5 Total Company: Sales by Segment 59% 41% Actual FY2013 $571 million 45% 55% Actual FY2014 $751 million 41% 59% Projected FY2015 $850 - $900 million Energy Galvanizing Services

6 49% 19% 32% Actual FY2014 $751 million Total Company: Sales by Market Segment 47% 21% 32% Actual FY2013 $571 million Transmission & Distribution Industrial Power Generation

7 Energy Segment

8 52% 48% 36% 13% 51% Actual FY2014 $416 million 77% 23% Energy: Revenue Mix 25% 29% 46% Actual FY2013 $234 million 31% 37% 32% Actual FY2012 $189 million 94% 6% Transmission & Distribution Industrial Power Generation Service Product B y M ar ke t B y Ty p e

9 Power Generation Our products power up the world from any generation source. Our services ensure the safety of lives and equipment. Bus Systems Nuclear Solutions Boiler Services Collector Substations for Renewables Power Distribution Centers

10 Transmission & Distribution Metal Clad Outdoor Switchgear Gas Insulated Bus Duct Portable Substations Power Distribution Centers Relay Panels Utility IPP EPC Co-ops OEM Our T&D products ensure that power is transmitted safely and reliably from generation source to end users.

11 Industrial and Commercial Mining Switchgear Power Distribution Centers Relay Panels Hazardous Duty Lighting Our products & services serve a broad range of industries, including refining, petrochemical, mining, pipeline, and more. Refining Services

12 Backlog FY 2012 FY 2013 FY 2014 FY 2014 FY 2014 FY 2014 FY 2015 Full Year Full Year Q1 Q2 Q3 Q4 Q1 Beginning Backlog 108.4 138.6 221.7 270.6 294.0 290.0 325.0 Acquired Backlog 88.1 51.0 Ending Backlog 138.6 221.7 270.6 294.0 290.0 325.0 309.0 $(millions) Table includes acquired backlog from NLI during FY 2013 and Aquilex SRO (WSI) during the first quarter of FY 2014, and reflects ending backlog including NLI and WSI balances for all periods shown

13 Galvanizing Services

14 Galvanizing Market Opportunity Includes Galvanized: • Steel Sheet • Tube Steel Global Galvanized Steel Market Post-Fabrication Galvanized Steel Electrical Utility Industrial Petrochemical Bridge & Highway OEM AZZ Served Markets

15 Galvanizing Services Locations Application: “After-fabrication” steel corrosion protection Locations: 36 facilities in 17 states and 3 Canadian Provinces 36th facility acquired 6/30/14

16 Galvanizing Services 39% 11% 30% 8% 12% Actual FY 2013 $337 million Electrical Utility OEM's Industrial Bridge & Highway Petrochemical 35% 12% 35% 5% 13% Actual FY 2014 $336 million

Consolidated Financials

18 Consolidated Net Sales ($ in Millions) $381 $469 $571 $752.0 2011 2012 2013 2014 2015(E) Fiscal Year Actual Projected $850-900 est.

19 Earnings Per Share (Fully Diluted) $1.39 $1.61 $2.37 $2.32 $2.40 to $2.80 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2011 2012 2013 2014 2015(e) Fiscal Year Actual Projected

20 Operating Margins 16.7% 14.2% 14.7% 11.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Energy Segment Actual Projected 11-13% 26.1% 26.1% 26.1% 27.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Galvanizing Services Actual Projected 26-28%

21 EBITDA Margins ($ in Millions) 11.0% 9.6% 10.4% 16.4% 16.7% 21.2% 23.7% 22.3% 21.4% 24.0% 20.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% -$5.0 $95.0 $195.0 $295.0 $395.0 $495.0 $595.0 $695.0 $795.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Net Sales EBITDA EBITDA Margin

22 Cash Flow ($ in Millions) 5.00 15.00 35.00 55.00 75.00 95.00 115.00 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Cash Pro. By Oper. Free Cash Flow Net Income *Free Cash Flow = (Cash Provided by Operations minus CAPEX ) and includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014 *

23 Total Bank Debt / Long Term Debt to Equity ($ in Millions) 0.98 0.60 0.37 0.32 0.16 0.32 0.00 0.53 0.44 0.88 0.81 0.63 1.08 0.00 0.20 0.40 0.60 0.80 1.00 1.20 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Bank Debt Cash Debt to Equity Ratio

24 Capital Expenditures / Depreciation & Amortization ($ in Millions) $16.4 $19.8 $24.9 $43.5 $22.2 $22.6 $29.4 $43.3 $0 $10 $20 $30 $40 $50 2011 2012 2013 2014 2015 est Capital Expenditures D&A Projected CE Projected D&A * $35.0 - $40.0 $45.0 - $50.0 *Includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014

25 • Strong Historical Performance • FY14 is the 27th consecutive year of profitability • 10 Yr CAGR – Revenues 18.6%, Net Income 30.2% • Significant Operating Margins • Key Growth Drivers • Aging U.S. energy and industrial infrastructure and required investment • Emerging North American energy independence • International demand for electrical power and energy • Niche products and value added services with strong market share position • Strong Management Team • Successful acquisition track record and opportunities for further expansion and growth • Strong balance sheet and cash flows • Cash Dividend AZZ Investment Summary

Reg G Tables

27 GAAP to Non-GAAP EBITDA Reconciliation FY 2004 - FY 2014 EBITDA ($000's) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Income 4,263 4,812 7,827 21,604 27,688 42,206 37,728 34,963 40,736 60,456 59,597 Depreciation 5,606 5,492 5,535 6,478 7,999 12,921 15,603 18,929 18,855 19,365 25,090 Amortization 125 160 184 181 200 1,607 1,823 3,237 3,740 9,999 18,214 Interest 2,407 1,637 1,689 1,495 1,495 6,170 6,838 7,731 13,939 13,043 18,407 Taxes 2,614 2,594 4,204 12,910 16,145 24,704 22,655 19,995 22,905 33,913 34,314 EBITDA 15,016 14,696 19,440 42,669 53,527 87,608 84,648 84,855 100,175 136,775 155,623

28 GAAP to Non-GAAP Free Cash Flow Reconciliation FY 2004 - FY 2014 Free Cash Flow ($000's) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cash from Operations 14,963 6,471 12,794 6,928 38,926 60,196 82,588 42,085 64,065 92,738 107,275 Less Capital Spending 3,645 6,649 6,602 10,659 9,926 20,009 12,037 16,411 19,784 24,923 43,472 Free Cash Flow 11,318 (178) 6,192 (3,731) 29,000 40,188 70,551 25,674 44,281 67,815 63,804